Supplement dated January 5, 2015 to the following product prospectuses dated May 1, 2014:

MultiOption(r) Advisor Variable Annuity
MultiOption(r) Legend Variable Annuity
MultiOption(r) Extra Variable Annuity
MultiOption(r) Guide Variable Annuity

The product prospectus is amended to reflect that the name of Ivy Funds VIP International
Growth has changed to Ivy Funds VIP Global Growth.









Please retain this supplement for future reference.
F82637 1-2015